                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ RICHARD B. BAILEY
                                                     -----------------------
                                                     Richard B. Bailey

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ M. COLYER CRUM
                                                     -----------------------
                                                     M. Colyer Crum

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F.
Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ JOHN S. LANE
                                                     -----------------------
                                                     John S. Lane

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ ANGUS A. MACNAUGHTON
                                                     ------------------------
                                                     Angus A. MacNaughton

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ JOHN D. MCNEIL
                                                     ------------------------
                                                     John D. McNeil

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ S. CAESAR RABOY
                                                     ------------------------
                                                     S. Caesar Raboy

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ DONALD A. STEWART
                                                     ------------------------
                                                     Donald A. Stewart

February 4, 1999

                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                     POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), (Reg. No. 333-11699) and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     /s/ DAVID D. HORN
                                                     ------------------------
                                                     David D. Horn

February 4, 1999